                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated
August 24, 1998 included in the company's Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this registration statement on Form S-8.

                                       ARTHUR ANDERSEN LLP


Denver, Colorado
 January 13, 1999